Aura Systems Inc.
VIA FACSIMILE & CERTIFIED MAIL
(404) 362-0094

May 29, 2008

Emerald Commercial Leasing, Inc.
Joe Dickman, President
4255 Moreland Avenue
Conley, GA 30288

Re: Mutual Agreement Ending AuraGen® Distributorship Exclusivity

Dear Mr. Dickman:

This serves to confirm and memorialize the mutual agreement of Aura Systems, Inc and Emerald Commercial Leasing, Inc. to amend that certain distributorship agreement by and between our two companies dated November 24, 2006. Recently we agreed that the distributorship will no longer remain in force. Effective, as of May 15, 2008, our AuraGen distributorship shall be terminated.

Should the above accurately reflect our agreement, please kindly indicate so by signing below. Please do not hesitate to contact me directly should you have any questions.

Very truly yours,

AURA SYSTEMS, INC.

________________________________
Melvin Gagerman, Chairman and C.E.O.

UNDERSTOOD AND AGREED:
EMERALD COMMERCIAL LEASING, INC.

_________________________________
Joe Dickman, President

2330 Utah Ave. El Segundo, California 90245